Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull Procurement Corporation, a Delaware corporation (the “Corporation”) nominate, constitute and appoint Lily L. May, Joyce E. Mims, Terence R. Rogers and Virginia M. Dowling (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Jay M. Gratz
Name:	Jay M. Gratz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull Procurement Corporation, a Delaware corporation (the “Corporation”) nominate, constitute and appoint Lily L. May, Joyce E. Mims, Terence R. Rogers and Virginia M. Dowling (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Gary J. Niederpruem
Name:	Gary J. Niederpruem

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull Procurement Corporation, a Delaware corporation (the “Corporation”) nominate, constitute and appoint Lily L. May, Joyce E. Mims, Terence R. Rogers and Virginia M. Dowling (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Neil S. Novich
Name:	Neil S. Novich

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Jameson A. Baxter
Name:	Jameson A. Baxter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Richard G. Cline
Name:	Richard G. Cline

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Russell M. Flaum
Name:	Russell M. Flaum

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ James A. Henderson
Name:	James A. Henderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Gregory P. Josefowicz
Name:	Gregory P. Josefowicz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Martha Miller de Lombera
Name:	Martha Miller de Lombera

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Jerry K. Pearlman
Name:	Jerry K. Pearlman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director of Ryerson Tull, Inc., a Delaware corporation (the “Corporation”) nominate, constitute and appoint Neil S. Novich, Jay M. Gratz and Joyce E. Mims (with full power to each of them to act alone), as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with an offer by the Corporation and any applicable guarantor, which may include, without limitation, Ryerson Tull Procurement Corporation (collectively, the “Guarantors”) to exchange Senior Notes (the “Notes”) of the Corporation (together with any guarantees of the Notes by the Guarantors (the “Guarantees and, together with the Notes, the “Securities”)) that have been registered under the Securities Act for Senior Notes that have not been so registered and/or in connection with the resales under the Securities Act of the Securities under one or more registration statements (the “Registration Statements”) and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the Securities under the Blue Sky or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name in my capacity as a director of the Corporation or in any other capacity with respect to the Registration Statements and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statements and to any and all instruments and documents filed as part of or in connection with the Registration Statements.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 2005.

By:	/s/ Anre D. Williams
Name:	Anre D. Williams